Explanatory Note: The following amendment on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on May 29, 1998 to include the financial statements referred to in Item 7.



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 15, 1998

                           Mecklermedia Corporation
--------------------------------------------------------------------------
            (Exact  name of registrant as specified in its charter)

     Delaware                          0-23364            06-1385519
--------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)  (I.R.S. Employer
  of incorporation)                                    Identification No.)

20 Ketchum Street
Westport, Connecticut                                                06880
--------------------------------------------------------------------------
(Address of principal                                        (Zip Code)
  executive offices)

Registrant's telephone number, including area code:        (203) 226-6967
                                                           --------------

                                      N/A
--------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)   Financial Statements of Businesses Acquired:
               -------------------------------------------

               The financial statements of Boardwatch Magazine, Inc. and One, Inc. and the reports of Arthur Andersen LLP, Mecklermedia Corporation's independent public accountants, relating to such financial statements are included in this Report:


           (i) BOARDWATCH MAGAZINE, INC.

               FINANCIAL STATEMENTS
               TOGETHER WITH
               REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
               DECEMBER 31, 1997 AND 1996



                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ----------------------------------------

To the Stockholder of Boardwatch Magazine, Inc.:

We have audited the accompanying balance sheets of Boardwatch Magazine, Inc. (a Colorado subchapter S corporation) as of December 31, 1997 and 1996, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boardwatch Magazine, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Stamford, Connecticut
July 1, 1998

                           BOARDWATCH MAGAZINE, INC.
                           -------------------------

                                BALANCE SHEETS
                                --------------

                          DECEMBER 31, 1997 AND 1996
                          --------------------------

                                                                                1997                 1996
                                                                             ----------            ---------
                              ASSETS
CURRENT ASSETS:
 Cash                                                                        $  305,985            $  82,846
 Accounts receivable, less allowances of $190,991 and $90,717,                  445,570              310,109
  respectively
 Prepaid expenses and other                                                     390,051              151,749
                                                                             ----------            ---------

        Total current assets                                                  1,141,606              544,704

PROPERTY AND EQUIPMENT:
 Computer equipment                                                             121,963              115,762
 Furniture, fixtures and equipment                                              138,791              135,748
                                                                             ----------            ---------
  Total property and equipment                                                  260,754              251,510
 Less:  Accumulated depreciation                                               (229,068)            (198,322)
                                                                             ----------            ---------
                                                                                 31,686               53,188

        Total assets                                                         $1,173,292            $ 597,892
                                                                             ==========            =========
LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
 Accounts payable and accrued expenses                                       $   11,901            $   9,897
 Current portion of note payable                                                 13,057               13,057
 Deferred magazine revenue                                                       99,078              137,468
                                                                             ----------            ---------
        Total current liabilities                                               124,036              160,422

NOTE PAYABLE                                                                      8,765               21,822

DEFERRED MAGAZINE REVENUE - LONG-TERM                                           154,986              198,818
                                                                             ----------            ---------

        Total liabilities                                                       287,787              381,062

COMMITMENTS AND CONTINGENCIES                                                        --                   --

STOCKHOLDER'S EQUITY:
 Common stock (no par value, 100,000 shares authorized, 1,000
  shares issued and outstanding)                                                 10,000               10,000
 Retained earnings                                                              875,505              206,830
                                                                             ----------            ---------
        Total stockholder's equity                                              885,505              216,830
                                                                             ----------            ---------

        Total liabilities and stockholder's equity                           $1,173,292            $ 597,892
                                                                             ==========            =========

                The accompanying notes to financial statements
                 are an integral part of these balance sheets.

                           BOARDWATCH MAGAZINE, INC.
                           -------------------------

                STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                ----------------------------------------------

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------

                                                                                   1997                1996
                                                                                ----------          ----------
REVENUES
    Print publishing                                                            $2,752,022          $1,756,841
    Web sites                                                                      107,823               6,000
                                                                                ----------          ----------
                                                                                 2,859,845           1,762,841
                                                                                ----------          ----------
COST OF SALES AND DIRECT COSTS:
    Print publishing                                                             1,344,679           1,076,754
    Web sites                                                                       36,557              35,014
                                                                                ----------          ----------
                                                                                 1,381,236           1,111,768
                                                                                ----------          ----------
    Gross profit after cost of sales and direct costs                            1,478,609             651,073

OPERATING EXPENSES:
    Advertising, promotion and selling                                             101,114             184,223
    General and administrative                                                     380,393             352,026
                                                                                ----------          ----------

    Operating income                                                               997,102             114,824

    Interest income                                                                  7,769               2,849
                                                                                ----------          ----------
    Net income                                                                  $1,004,871          $  117,673
                                                                                ==========          ==========

RETAINED EARNINGS, beginning of period                                          $  206,830          $  407,713
    Net income                                                                   1,004,871             117,673
    Dividends to stockholder                                                      (336,196)           (318,556)
                                                                                ----------          ----------

RETAINED EARNINGS, end of period                                                $  875,505          $  206,830
                                                                                ==========          ==========

                The accompanying notes to financial statements
                   are an integral part of these statements.

                           BOARDWATCH MAGAZINE, INC.
                           -------------------------

                           STATEMENTS OF CASH FLOWS
                           ------------------------

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------

                                                                                      1997                 1996
                                                                                   ----------           ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                      $1,004,871           $ 117,673
   Adjustments to reconcile net cash provided by operations-
      Bad debt expense                                                                100,274                  --
      Depreciation                                                                     30,746              54,642
   Changes in current assets and liabilities -
      Increase in accounts receivable                                                (235,735)                 --
      Increase in prepaid expenses and other                                         (238,302)            (28,301)
      (Decrease) increase in accounts payable and accrued expenses                      2,004             (13,285)
      Increase (decrease) in deferred magazine revenue                                (82,222)             80,437
                                                                                   ----------           ---------
          Net cash provided by operating activities                                   581,636             211,166
                                                                                   ----------           ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Additions to property and equipment                                              (9,244)             (8,046)
                                                                                   ----------           ---------
          Net cash used in investing activities                                        (9,244)             (8,046)
                                                                                   ----------           ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Dividends to stockholder                                                       (336,196)           (318,556)
      Repayment of note payable                                                       (13,057)            (15,814)
                                                                                   ----------           ---------
          Net cash used in financing activities                                      (349,253)           (334,370)
                                                                                   ----------           ---------
      Net increase (decrease) in cash                                                 223,139            (131,250)
      Cash, beginning of period                                                        82,846             214,096
                                                                                   ----------           ---------
      Cash, end of period                                                          $  305,985           $  82,846
                                                                                   ==========           =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW:
      Cash paid for interest                                                       $    1,451           $   1,757

                The accompanying notes to financial statements
                   are an integral part of these statements.

                           BOARDWATCH MAGAZINE, INC.
                           -------------------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                          DECEMBER 31, 1997 AND 1996
                          --------------------------

(1)  The Company:
     ------------

     Boardwatch Magazine, Inc. (the "Company"), a Colorado subchapter S corporation, is the publisher of the monthly trade magazine BOARDWATCH and the DIRECTORY OF INTERNET SERVICE PROVIDERS. The Company also operates two Web sites to promote its print publications as well as the trade shows of an affiliate.

     BOARDWATCH is a monthly general circulation magazine that has a circulation of approximately 25,000 readers and features articles covering the Internet, the Web, and the communications industry. BOARDWATCH's target audience is the "online community," including Internet Service Providers ("ISPs"), telecommunications professionals, software developers and consultants.

     The DIRECTORY OF INTERNET SERVICE PROVIDERS is a print publication listing over 4,500 ISPs across the United States in over 17,500 listings by area code. It also provides detailed profiles on 40 national backbone operators, descriptions of the Network Access Point architecture, Internet measurements, national dial-up access providers, ISP connections to the Internet and lists of Points of Presence across the country.

(2)  Summary of Significant Accounting Policies:
     -------------------------------------------

       Revenue recognition-
       --------------------

         Print publishing revenues-
         --------------------------

           Subscription revenue-
           ---------------------

           Proceeds from subscriptions are recorded as deferred magazine revenue when received and are included in revenue over the terms of the subscriptions, generally one to three years, upon commencement of subscription services. Subscriptions expiring within one year are included as a current liability and the portion of the subscriptions in excess of one year are classified as a non-current liability under the caption deferred magazine revenue.

           Newsstand revenue-
           ------------------

           Sales to newsstand distributors are recognized as revenue in the month of distribution utilizing historical experience to estimate the ultimate sales of magazines to the newsstand. In the event that actual sales differ from estimates, adjustments are made in subsequent months. Historically, these adjustments have not been material.

           Advertising revenue-
           --------------------

           Revenue from the sales of advertising space in magazines is recognized at the time the issue is circulated.

         Web sites-
         ----------

           Revenue from the sales of advertising space in the Company's Web sites is recognized ratably over the display period, which typically ranges from one month to one year.

       Use of estimates-
       -----------------

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Prepaid expenses and other -
       ----------------------------

       Prepaid expenses and other consist principally of magazine expenditures for advance issues and other prepaid items. In addition, included in this caption are amounts due from a related party (See Note 4).

       Property and equipment-
       -----------------------

       Property and equipment are stated at cost. The Company records depreciation, using the straight-line method, in amounts sufficient to write-off the cost of depreciable assets over the following estimated useful lives:

          Computer equipment                        3 years
          Furniture, fixtures and equipment         5-7 years

       Maintenance and repair expenditures are charged to appropriate expense accounts in the period incurred; replacements, renewals and betterments are capitalized. Upon sale or other disposition of property, the cost and accumulated depreciation of such properties are eliminated from the accounts and the gains or losses thereon are reflected in operations.

      Income taxes-
      -------------

      No provision or liability for income taxes has been included in the financial statements as income from subchapter S corporations is included in the individual tax returns of the corporation's stockholders.

      Other-
      ------

      The Company does not believe any recently issued accounting standards will have a material impact on its financial condition or results of operations.

(3)  Commitments and Contingencies:
     ------------------------------

     The Company shares office space with an affiliate (See Note 4).

     The following is a schedule of approximate annual future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1997:

          Fiscal Year
          -----------
          1998              $132,775
          1999               195,420
          2000               195,420
          2001                81,425
                            --------

          Total             $605,040
                            ========

     For the years ended December 31, 1997 and 1996, the total rent expense was approximately $45,000 and $33,000, respectively.

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position of the Company.

(4)  Transactions with Related Parties:
     ----------------------------------

     In 1997 and 1996, respectively, the Company paid advertising and promotion expenses of $24,000 and $16,000 to an affiliate. In addition, during 1997 and 1996, the Company received approximately $59,500 and $15,000, respectively, from an affiliate for advertising in the Company's magazine. The Company invoiced an affiliate approximately $31,000 and $28,000 in 1997 and 1996, respectively, for the affiliate's share of overhead costs.

     Included in prepaid expenses and other is approximately $83,000 and $28,000 representing amounts due from an affiliate as of December 31, 1997 and 1996, respectively.

(5)  Note Payable:
     -------------

     The Company has a note payable of $21,822 and $34,879 as of December 31, 1997 and 1996, respectively. The note is collateralized by the Company's vehicle. Interest on the note is fixed at 10%. The following represents future principal payments on the note:

           1998              $13,057
           1999              $ 8,765

     At December 31, 1997, the fair value of the note approximates its carrying value.

(6)  Subsequent Event:
     -----------------

     On May 15, 1998, the Company was acquired by Mecklermedia Corporation.

                   (ii)  ONE, INC.

                         FINANCIAL STATEMENTS
                         TOGETHER WITH
                         REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                         AS OF DECEMBER 31, 1997 AND 1996

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   ----------------------------------------


To the Stockholder of One, Inc.:

We have audited the accompanying balance sheets of One, Inc. (a Colorado subchapter S corporation) as of December 31, 1997 and 1996, and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of One, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP

Stamford, Connecticut
July 1, 1998

                                   ONE, INC.
                                   ---------

                                BALANCE SHEETS
                                --------------

                           DECEMBER 31, 1997 AND 1996
                           --------------------------



                                                                                               1997                1996
                                                                                        ------------------  ------------------
                                  ASSETS
CURRENT ASSETS:
 Cash                                                                                          $1,305,620            $  2,888
 Prepaid trade show expenses and other                                                            107,280               6,105
                                                                                               ----------            --------

               Total current assets                                                             1,412,900               8,993

PROPERTY AND EQUIPMENT:
 Computer equipment                                                                                16,551                   -
 Furniture, fixtures and equipment                                                                  3,160                   -
                                                                                               ----------            --------
 Total property and equipment                                                                      19,711                   -
 Less:  Accumulated depreciation                                                                   (2,984)                  -
                                                                                               ----------            --------
                                                                                                   16,727                   -

               Total assets                                                                    $1,429,627            $  8,993
                                                                                               ==========            ========
  LIABILITIES AND STOCKHOLDER'S EQUITY
               (DEFICIT)

CURRENT LIABILITIES:
 Accrued expenses                                                                              $   90,621            $ 28,301
 Deferred trade show revenue                                                                    1,062,725                   -
                                                                                               ----------            --------

               Total current liabilities                                                        1,153,346              28,301

COMMITMENTS AND CONTINGENCIES                                                                           -                   -

STOCKHOLDER'S EQUITY (DEFICIT):
 Common stock (no par value; 100,000 shares authorized, 1,000 shares issued and
  outstanding)                                                                                     12,500              12,500

 Retained earnings (accumulated deficit)                                                          263,781             (31,808)
                                                                                               ----------            --------
     Total stockholder's equity (deficit)                                                         276,281             (19,308)
                                                                                               ----------            --------
     Total liabilities and stockholder's equity (deficit)                                      $1,429,627            $  8,993
                                                                                               ==========            ========

                The accompanying notes to financial statements
                 are an integral part of these balance sheets.

                                   ONE, INC.
                                   ---------

     STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
     --------------------------------------------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                 ----------------------------------------------


                                                                                       1997              1996
                                                                                 ----------------  ----------------
REVENUES                                                                             $ 2,517,332         $ 871,702
COST OF SALES AND DIRECT COSTS                                                           887,243           461,215
                                                                                     -----------         ---------
Gross profit after cost of sales and direct costs                                      1,630,089           410,487

OPERATING EXPENSES:
 Advertising, promotion and selling                                                      121,709            60,811
 General and administrative                                                              133,196           166,527
                                                                                     -----------         ---------
     Operating income                                                                  1,375,184           183,149
Interest income                                                                           19,431             2,466
Interest expense                                                                               -            (3,610)
                                                                                     -----------         ---------
Net income                                                                           $ 1,394,615         $ 182,005
                                                                                     ===========         =========

ACCUMULATED DEFICIT, beginning of period                                             $   (31,808)        $(107,994)
 Net income                                                                            1,394,615           182,005
 Dividends to stockholder                                                             (1,099,026)         (105,819)
                                                                                     -----------         ---------
RETAINED EARNINGS (ACCUMULATED DEFICIT), end of period                               $   263,781         $ (31,808)
                                                                                     ===========         =========

                The accompanying notes to financial statements

                   are an integral part of these statements.

                                   ONE, INC.
                                   ---------

                           STATEMENTS OF CASH FLOWS
                            ------------------------

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                ----------------------------------------------


                                                                                                1997                 1996
                                                                                        --------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                                                     $ 1,394,615           $ 182,005
 Adjustment to reconcile net cash provided by operations-
   Depreciation                                                                                       2,984                   -
 Changes in current assets and liabilities -
   Decrease (increase) in prepaid trade show expenses and other                                    (101,175)             13,680
   (Decrease) increase in accrued expenses                                                           62,320             (83,558)
   Increase in deferred revenue                                                                   1,062,725                   -
                                                                                                -----------           ---------

          Net cash provided by operating activities                                               2,421,469             112,127
                                                                                                -----------           ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 (Additions to) disposal of property and equipment, net                                             (19,711)             38,151
                                                                                                -----------           ---------

          Net cash (used in) provided by investing activities                                       (19,711)             38,151
                                                                                                -----------           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends to stockholder                                                                        (1,099,026)           (105,819)
 Repayment of note payable                                                                                -             (70,000)
                                                                                                -----------           ---------

          Net cash used in financing activities                                                  (1,099,026)           (175,819)
                                                                                                -----------           ---------

          Net increase (decrease) in cash                                                         1,302,732             (25,541)
CASH, beginning of period                                                                             2,888              28,429
                                                                                                -----------           ---------
CASH, end of period                                                                             $ 1,305,620           $   2,888
                                                                                                ===========           =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW:
Cash paid for interest                                                                          $         -           $   3,610

                The accompanying notes to financial statements
                   are an integral part of these statements.

                                   ONE, INC.
                                   ---------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                          DECEMBER 31, 1997 AND 1996
                          --------------------------

(1)  The Company:
     ------------

     One, Inc. (the "Company"), a Colorado subchapter S corporation, is the organizer of the ISPCON trade shows, the largest tradeshows in the Internet Service Provider industry. Each trade show consists of seminars, tutorials and an exhibit hall in which organizations pay for exhibition space. The Company's two ISPCON trade shows are held annually in the spring and fall.

(2)  Summary of Significant Accounting Policies:
     -------------------------------------------

        Trade show revenue-
        ------------------

        Proceeds from the sale of trade show space, sponsorship fees and prepaid admission fees are deferred and recognized as revenue at the time the trade shows are held.

        Prepaid trade show expenses-
        ---------------------------

        Prepaid trade show expenses consist of deposits on trade show facilities, advertising and promotion and related direct labor costs. These costs are expensed at the time the trade show is held.

        Property and equipment-
        ----------------------

        Property and equipment are stated at cost. The Company records depreciation, using the straight-line method, in amounts sufficient to write-off the cost of depreciable assets over the following estimated useful lives:

           Computer equipment                          3 years
           Furniture, fixtures and equipment           7 years

        Maintenance and repair expenditures are charged to appropriate expense accounts in the period incurred; replacements, renewals and betterments are capitalized. Upon sale or other disposition of property, the cost and accumulated depreciation of such properties are eliminated from the accounts and the gains or losses thereon are reflected in operations.

        Income taxes-
        ------------

        No provision or liability for income taxes has been included in the financial statements as income from subchapter S corporations is included in the individual tax returns of the corporation's stockholders.

        Use of estimates-
        ----------------

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Other-
        -----

        The Company does not believe any recently issued accounting standards will have a material impact on its financial condition or results of operations.

(3)  Commitments and Contingencies:
     ------------------------------

     The Company shares office space with an affiliate (See Note 4).

     The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions, if any, will not materially affect the financial position of the Company.

(4)  Transactions with Related Parties:
     ----------------------------------

     In 1997 and 1996, respectively, the Company recorded trade show revenue of $24,000 and $16,000 from an affiliate for booth rental at the Company's trade show, ISPCON. In addition, during 1997 and 1996, the Company paid approximately $59,500 and $15,000, respectively, to an affiliate for advertising in the affiliate's print publication. The Company was allocated costs of approximately $31,000 and $28,000 in 1997 and 1996, respectively, from the affiliate for shared overhead expenses.

     Included in accrued expenses is approximately $83,000 and $28,000 representing amounts due to the affiliate as of December 31, 1997 and 1996, respectively.

(5)  Subsequent Events:
     ------------------

     On May 15, 1998, the Company was acquired by Mecklermedia Corporation.

(b)  Pro Forma Financial Information:

     The pro forma consolidated unaudited financial statements of Mecklermedia Corporation included in this Report are not necessarily indicative of the results that actually would have been attained if the acquisition had been in effect on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical statements of Mecklermedia Corporation, Boardwatch Magazine, Inc. and One,
     Inc.:

                                             MECKLERMEDIA CORPORATION AND SUBSIDIARIES
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                                                          MARCH 31, 1998
                                                          (IN THOUSANDS)

                                                                                         TOTAL          CONSOLIDATED
                                               MECKLERMEDIA  BOARDWATCH  ONE,INC.     ADJUSTMENTS         BALANCES
                                               ---------------------------------------------------------------------
          ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                 $     18,796  $      245  $      --    $ (14,000)(c)     $   5,041
     Accounts receivable, net                         5,754         364         --           --             6,118
     Advanced billings for trade shows                8,952          --         --           --             8,952
     Inventory                                          451          --         --           --               451
     Prepaid trade show expenses                      2,277          --         --           --             2,277
     Deferred income taxes                              518          --         --           --               518
     Prepaid expenses and other                         750         121         --           --               871
                                               ------------------------------------------------------------------
     Total current assets                            37,498         730         --      (14,000)           24,228

PROPERTY AND EQUIPMENT, NET                           2,598          29         17           --             2,644

INTANGIBLE ASSETS, NET                                6,991          --         --       30,638(b)         37,629

OTHER ASSETS                                            486          --         --           --               486
                                               ------------------------------------------------------------------
     Total assets                              $     47,573  $      759  $      17    $  16,638         $  64,987
                                               ==================================================================

                   MECKLERMEDIA CORPORATION AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                                MARCH 31, 1998
                                (IN THOUSANDS)

                                                                                             TOTAL       CONSOLIDATED
                                                 MECKLERMEDIA   BOARDWATCH    ONE,INC.   ADJUSTMENTS      BALANCES
                                                ---------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                           $       2,651   $      --     $    95     $       --     $    2,746
     Accrued expenses                                   6,747         138         246          1,000(d)       8,131
     Accrued income taxes                               2,393          --          --             --          2,393
     Note payable                                          --          13          --             --             13
     Deferred trade show revenue                       11,952          --          --             --         11,952
     Deferred magazine revenue                            462         116          --             --            578
                                                ---------------------------------------------------------------------
     Total current liabilities                         24,205         267         341          1,000         25,813

NOTE PAYABLE                                               --           7          --             --              7

DEFERRED MAGAZINE REVENUE - LONG TERM                      --         150          --             --            150
                                                ---------------------------------------------------------------------
     Total liabilities                                 24,205         424         341          1,000         25,970

COMMITMENTS AND CONTINGENCIES                              --          --          --             --             --

 STOCKHOLDERS' EQUITY:
     Preferred stock                                       --          --          --             --             --
     Common stock                                          83          10          12           (14)(e)          91
     Additional paid-in capital                        25,843          --          --         15,641(e)      41,484
     Treasury stock                                    (5,272)         --          --             --         (5,272)
     Retained earnings (Accumulated deficit)            2,841         325        (336)            11(f)       2,841
     Foreign currency translation adjustment             (127)         --          --             --           (127)
                                                ---------------------------------------------------------------------
     Total stockholders'
      equity                                           23,368         335        (324)        15,638         39,017
                                                ---------------------------------------------------------------------
     Total liabilities and stockholders'
      equity                                    $      47,573   $     759       $  17        $16,638     $   64,987
                                                =====================================================================

                   MECKLERMEDIA CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATING INCOME STATEMENTS
                           FOR THE SIX MONTHS ENDING
                                MARCH 31, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   TOTAL        CONSOLIDATED
                                         MECKLERMEDIA  BOARDWATCH  ONE, INC.    ADJUSTMENTS       BALANCES
                                       --------------------------------------------------------------------
REVENUES:
   Trade shows                              $  34,065  $       --   $  4,181  $        --         $  38,246
   Print publishing                             7,506       1,294         --           --             8,800
   Web sites                                    1,599          83         --           --             1,682
   Other                                          822          --         --           --               822
                                       --------------------------------------------------------------------
                                               43,992       1,377      4,181           --            49,550

COST OF SALES AND DIRECT COSTS:
   Trade shows                                 14,397          --      1,028           --            15,425
   Print publishing                             6,411         969         --           --             7,380
   Web sites                                      860          20         --           --               880
   Other                                          223          --         --           --               223
                                       --------------------------------------------------------------------
                                               21,891         989      1,028           --            23,908

Gross profit after cost of sales and
 direct costs                                  22,101         388      3,153           --            25,642


OPERATING EXPENSES:
   Advertising, promotion and selling           6,303          36        149           --             6,488
   General and administrative                   4,992         177        248        1,019(a)          6,436
                                       --------------------------------------------------------------------
Operating income                               10,806         175      2,756       (1,019)           12,718

Interest income, net                              514           8          6         (350)(g)           178
Gain on sale of assets                          2,036          --         --           --             2,036
                                       --------------------------------------------------------------------
Income before income taxes                     13,356         183      2,762       (1,369)           14,932

Provision for income taxes                      5,209          --         --          599(h)          5,808
                                       --------------------------------------------------------------------
Net income                                    $ 8,147      $  183     $2,762      $(1,968)        $   9,124
                                       ====================================================================

Basic earnings per share                      $  0.97                                             $    0.99(i)
                                              =======                                             =========

Diluted earnings per share                    $  0.94                                             $    0.97(i)
                                              =======                                             =========

Weighted average number of common
 shares:
     -- Basic                                   8,427                                                 9,177(i)
                                              =======                                             =========
     -- Diluted                                 8,673                                                 9,423(i)
                                              =======                                             =========

                   MECKLERMEDIA CORPORATION AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATING INCOME STATEMENTS
                                  FISCAL 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              TWELVE                TWELVE              TWELVE
                                            MONTHS ENDED         MONTHS ENDED        MONTHS ENDED
                                              9/30/97              12/31/97            12/31/97           TOTAL       CONSOLIDATED
                                            MECKLERMEDIA          BOARDWATCH           ONE, INC.       ADJUSTMENTS      BALANCES
                                       -------------------------------------------------------------------------------------------
REVENUES:
   Trade shows                                     $ 32,818   $         --          $     2,517        $        --     $   35,335
   Print publishing                                  19,067          2,752                   --                 --         21,819
   Web sites                                          1,479            108                   --                 --          1,587
   Other                                              1,829             --                   --                 --          1,829
                                       -------------------------------------------------------------------------------------------
                                                     55,193          2,860                2,517                 --         60,570


COST OF SALES AND DIRECT COSTS:
   Trade shows                                       16,255             --                  887                 --         17,142
   Print publishing                                  13,982          1,345                   --                 --         15,327
   Web sites                                          1,104             37                   --                 --          1,141
   Other                                                521             --                   --                 --            521
                                       -------------------------------------------------------------------------------------------
                                                     31,862          1,382                  887                 --         34,131


 Gross profit after cost of sales and
   direct costs                                      23,331          1,478                1,630                 --         26,439


OPERATING EXPENSES:
   Advertising, promotion and selling                12,514            101                  121                 --         12,736
   General and administrative                         8,923            380                  133              2,038(a)      11,474
                                       -------------------------------------------------------------------------------------------
Operating income                                      1,894            997                1,376             (2,038)         2,229

Interest income, net                                  1,123              8                   19               (700)(g)        450
                                       -------------------------------------------------------------------------------------------
Income before income taxes                            3,017          1,005                1,395             (2,738)         2,679

Benefit for income taxes                               (727)            --                   --               (128)(h)       (855)
                                       -------------------------------------------------------------------------------------------
Net income                                         $  3,744   $      1,005               $1,395            $(2,610)    $    3,534
                                       ===========================================================================================

Basic earnings per share                           $   0.44                                                            $     0.38(i)
                                                   ========                                                            ===========

Diluted earnings per share                         $   0.43                                                            $     0.37(i)
                                                   ========                                                            ===========

Weighted average number of common
 shares

     Basic                                            8,507                                                                 9,257(i)
                                                   ========                                                            ===========
     Diluted                                          8,762                                                                 9,512(i)
                                                   ========                                                            ===========


      NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a) On May 15, 1998, Mecklermedia Corporation (the "Company") paid approximately $29.5 million in cash and common stock for the acquisitions of Boardwatch Magazine, Inc. ("Boardwatch") and One, Inc. ("One"). Goodwill will be amortized over a period of 15 years. The pro forma adjustments reflect six months and twelve months of amortization expense for the six months ended March 31, 1998 and the twelve months ended September 30, 1997, respectively, assuming the transaction had occurred on October 1, 1996.

(b) The purchase price consisted of cash of $14.0 million and the issuance of 750,000 shares of the Company's common stock. The following represents the allocation of purchase price over the historical net book values of the acquired assets and assumed liabilities of Boardwatch and One. The summary below is for illustrative purposes only. Actual fair values will be based on financial information as of the acquisition date. Assuming the transaction had occurred on March 31, 1998, the allocation would have been as follows (in thousands):

     Assets acquired:

        Cash                         $    245
        Accounts receivable, net          364
        Property and equipment             46
        Goodwill                       30,638
     Liabilities assumed:              (1,765)
                                     --------
     Purchase price                  $ 29,528
                                     ========

(c) The pro forma adjustment reflects the utilization of $14.0 million of the Company's cash for the acquisition.

(d) The pro forma adjustment reflects a reserve for preacquisition contingencies and acquisition-related costs.

(e) The pro forma adjustment reflects the redemption of the Boardwatch and One shares and the issuance of 750,000 shares of the Company's common stock.

(f) The pro forma adjustment reflects the elimination of Boardwatch and One retained earnings.

(g) The pro forma adjustment reflects the reduction of interest income due to the utilization of $14.0 million of the Company's cash for the acquisition.

(h) The pro forma adjustment reflects the federal and state income tax effects of the acquisition of Boardwatch and One and the aforementioned pro forma adjustments.

(i) The pro forma basic earnings per share computation is computed by dividing net income by the weighted average number of common shares outstanding.
     The pro forma diluted earnings per share computation is computed by dividing net income by the sum of the weighted average number of common shares outstanding plus dilutive common stock equivalents. The calculation of the weighted average number of shares outstanding assumes that the 750,000 shares of the Company's common stock issued in the acquisition were outstanding for the entire period presented.

(c)  Exhibits:
     --------

     None

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act, of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MECKLERMEDIA CORPORATION


Date:  July 28, 1998                    By: /s/ Christopher S. Cardell
                                           ---------------------------------
                                                Christopher S. Cardell
                                                President

                                 EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------

  N/A                                          N/A